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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: OCTOBER 13, 2004



                              ATWOOD OCEANICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                         COMMISSION FILE NUMBER 1-13167


        INTERNAL REVENUE SERVICE - EMPLOYER IDENTIFICATION NO. 74-1611874


                15835 PARK TEN PLACE DRIVE, HOUSTON, TEXAS, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 13, 2004, Atwood Oceanics, Inc. entered into an underwriting agreement with Goldman, Sachs & Co., Credit Suisse First Boston LLC, Jefferies & Company, Inc., Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated related to the offering of 2,175,000 shares of common stock, which is an increase from the offering of 2,000,000 shares previously announced, pursuant to effective shelf registration statements on Form S-3 (File Nos. 333-92388 and 333-117534) previously filed with the Securities and Exchange Commission. The offering includes 1,175,000 shares of common stock to be sold by Atwood and 1,000,000 shares of common stock to be sold by Helmerich & Payne International Drilling Co., as selling stockholder. The underwriters have the option to purchase up to 325,000 additional shares of common stock from Atwood. The underwriting agreement is being filed as exhibit 1.1 to this report.

         This Current Report is being filed for the purpose of incorporating the information from the underwriting agreement attached as an exhibit hereto by reference into this report and into registration statements File Nos. 333-92388 and 333-117534.

ITEM 8.01 OTHER EVENTS

         On October 13, 2004, Atwood Oceanics, Inc. issued a press release relating to the pricing of its underwritten public offering of 2,175,000 shares of common stock, which is an increase from the offering of 2,000,000 shares previously announced, at a public offering price of $48.50 per share, less the underwriters discount of $2.67 per share, for net proceeds before expenses of $45.83 per share pursuant to effective shelf registration statements on Form S-3 (File Nos. 333-92388 and 333-117534) previously filed with the Securities and Exchange Commission. A copy of the press release is attached to this report as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(c)   1.1    Underwriting Agreement dated October 13, 2004
      99.1   Press Release dated October 13, 2004


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ATWOOD OCEANICS, INC.
                                                    (Registrant)

                                                    /s/ James M. Holland
                                                    James M. Holland
                                                    Senior Vice President

                                                    DATE: October 13, 2004


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